                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12.

                           COMMERCIAL BANCSHARES, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

      (1)   Title of each class of security to which transaction applies:

            -------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

            -------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            -------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

            -------------------------------------------------------------
      (5)   Total fee paid:

            -------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:

            -------------------------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:

            -------------------------------------------------------------
      (3)   Filing Party:

            -------------------------------------------------------------
      (4)   Date Filed:

            -------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            Wednesday, April 13, 2005

To Our Shareholders:

      Notice is hereby given that the Annual Meeting (the "Meeting") of Shareholders of Commercial Bancshares, Inc., an Ohio corporation (the "Company"), will be held at the main office of The Commercial Savings Bank, 118 South Sandusky Avenue, Upper Sandusky, Ohio on Wednesday, April 13, 2005 at 4:30 p.m. local time for the following purposes:

      (1) To elect four Directors to serve as Class II Directors until the 2008 Annual Meeting of Shareholders and/or until their successors are duly elected and qualified; and

      (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Meeting. The 2004 Annual Report of the Company is also enclosed for your review. Shareholders of record at the close of business on February 18, 2005 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

      All Shareholders are cordially invited to attend the Meeting. Whether or not you expect to attend, please sign and return the enclosed Proxy form promptly to assure the presence of a quorum. A postage-paid envelope has been enclosed for your convenience. You may revoke your Proxy at any time prior to the Proxy being voted at the Meeting by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting and voting in person.

                                      By Order of the Board of Directors

                                      /s/ Bruce J. Beck
                                      ---------------------------------
Upper Sandusky, Ohio                  Bruce J. Beck
March 17, 2005                        Secretary/Treasurer

                           COMMERCIAL BANCSHARES, INC.
                            118 SOUTH SANDUSKY AVENUE
                           UPPER SANDUSKY, OHIO 43351

                                 PROXY STATEMENT

TIME, DATE, AND PLACE OF MEETING

      The Board of Directors of Commercial Bancshares, Inc. (the "Company"), an Ohio corporation, is furnishing you with these proxy materials in connection with the solicitation of proxies to be voted at the Company's 2005 Annual Meeting of Shareholders (the "Meeting").

      You are invited to attend the Meeting that will be held at 4:30 p.m. on Wednesday, April 13, 2005 at the main office of The Commercial Savings Bank (the "Bank"), which is also the principal executive offices of the Company, located at 118 South Sandusky Avenue, Upper Sandusky, Ohio 43351.

      This Proxy Statement and form of proxy are being mailed to Shareholders on or about March 17, 2005.

SHAREHOLDERS ENTITLED TO VOTE

      Shareholders of record at the close of business on February 18, 2005 are entitled to receive these proxy materials and to vote their shares at the Meeting. As of that date, there were 1,172,169 shares of the Company's stock outstanding. Each share of common stock is entitled to one vote on each matter brought before the Meeting.

VOTING YOUR SHARES

      Your vote is important. You may vote your shares by attending the Meeting and voting your shares in person or by completing and returning your form of proxy as follows:

      - Mark your voting preference,

      - Sign and date your proxy form, and

      - Return the proxy ballot to the main office of the Company prior to the Meeting. A postage paid envelope is enclosed for your convenience.

      If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy from the holder of record to be able to vote at the Meeting.

      If you return your signed proxy but do not indicate your voting preferences, the persons named in the proxy will vote in accordance with the Directors' recommendations.

      You may revoke your proxy at any time before it is exercised by:

      - Delivering a signed revocation to the Company,

      - Submitting a later dated proxy, or

      - Attending the Meeting and voting your shares in person.

      The Board of Directors of the Company is soliciting proxies. Proxies may be solicited on behalf of the Company by its directors, officers, and employees. Proxies may be solicited personally, by fax, by electronic mail (e-mail) or by telephone, in addition to the use of the mails. The Company will bear the costs of soliciting proxies.

      A majority of the issued and outstanding shares of the Company represented in person or by proxy will constitute a quorum for the purpose of considering and acting upon matters to be brought before the Meeting or any adjournment thereof.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The following is a table reflecting all Shareholders, to the best knowledge of the Company's Management, owning beneficially five percent (5%) or more of the Company's issued and outstanding Common Stock as of March 1, 2005.

    Name and Address of                               Beneficial Ownership of
      Beneficial Owner           Type of Class               Stock                Percent of Class
------------------------     --------------------     -----------------------     -----------------
Myers Properties Limited     Common Stock without            67,887 (1)                  5.8%
Partnership                  par value
30062 Morningside Drive
Perrysburg, Ohio 43551

(1) The general partner of Myers Properties Limited Partnership is Barbara K. Emerson, 30062 Morningside Drive, Perrysburg 43551. Ms. Emerson is the spouse of Edwin G. Emerson, a Class I Director of the Company.

BOARD AND COMMITTEE MEMBERSHIP

      During 2004, the Board of Directors of the Company met 12 times and had several ongoing committees. These committees include a Compensation Committee, an Audit Committee and Corporate Governance/Nominating Committee. All of our Directors attended at least seventy-five percent (75%) of the meetings of the Board and the Committees on which they served in 2004.

      The following table reflects the membership of the Company's Board and Audit, Executive Compensation, and Corporate Governance/Nominating Committees, and the number of times the Company's Board and these committees met in 2004:

                                                              Corporate Governance/
        Name             Board     Audit     Compensation           Nominating
Mr. Berg                   X                      X
Mr. Bremyer                X         X                                  X
Ms. Child                  X
Mr. Dillon                 X         X
Mr. Emerson                X                                            X
Ms. Franks                 X
Ms. Grafmiller             X                                            X
Mr. Kimmel                 X
Mr. Mastro                 X                                           X*
Mr. Sheaffer              X*                      X
Mr. Shope                  X        X*
Mr. Smith                  X                     X*                     X
2004 Meetings             12         5            2                     1
*denotes Chairperson
of Board or
Committee.

COMMITTEES OF THE BOARD

Audit Committee

      During 2004, the Audit Committee was comprised of four directors. The Board of Directors has established the Audit Committee for the purpose of overseeing the accounting and financial reporting processes of the Company and the audits of its financial statements. The Board of Directors has determined that each of the members of the Audit Committee is "independent" under the Securities and Exchange Commission ("SEC") rules for audit committees under the Sarbanes-Oxley Act of 2002 and as defined by the Nasdaq listing standards. The Board has determined that Mr. Shope meets the definition of "audit committee financial expert" as defined by rules adopted by the SEC under the Sarbanes-Oxley Act of 2002 ("Sarbanes Act"). A copy of the charter for the Audit Committee is available on the Company's website at www.csbanking.com.

      The duties and responsibilities of the Audit Committee include:

      - Oversight of the Company's and Bank's internal accounting and operational controls, as well as financial and regulatory reporting.

      - The selection and termination of the independent registered public accounting firm to serve as the external auditor for the Company and the Bank.

      - Reviewing the financial statements and audit findings and taking any action considered appropriate by the Committee.

      - Performing oversight functions as requested by the full Board of Directors.

      - Reporting activities performed by the Committee to the full Board of Directors.

Corporate Governance/Nominating Committee

      During 2004, the Corporate Governance/Nominating Committee was comprised of five directors. The Board has determined that each of the members of this Committee is "independent" as defined by Nasdaq listing standards. A copy of the charter for the Corporate Governance/Nominating Committee is available on the Company's website at www.csbanking.com.

      This Committee assists the full Board of Directors in fulfilling its responsibilities to ensure that the Company is governed in a manner consistent with the interest of its shareholders. This Committee is, among other things, responsible for advising the Board with respect to (i) Board organizations and function, (ii) committee structure, membership, and operations, (iii) succession planning for executive officers of the Company, (iv) evaluating and making recommendations to the Board of Directors for the selection of nominees to serve as directors, and (v) other matters relating to corporate governance and the rights and interest of the Company's shareholders.

Compensation

      This Committee consists entirely of outside directors, currently three in number, and is responsible for the establishment of annual and long-term goals for the executive management team of the Company and Bank. The Committee's principal objectives in determining compensation are to attract, reward and retain key executive officers, to motivate executive officers to perform to the best of their abilities and to achieve short-term and long-term corporate objectives to achieve the overall goal of enhancing shareholder value.

      This Committee is responsible for reviewing executive management's past performance in order to formulate compensation recommendations for the upcoming year. This Committee also makes recommendations relating to the award of stock options.

      A copy of the charter for the Compensation Committee is available on the Company's website at www.csbanking.com.

Other Committees

      In addition to the above-named committees, the Board of Directors of the Company has an Executive Committee and the Board of Directors of the Bank also has the following committees: Loan, Asset and Liability, Technology, Building, and Shareholder Value.

COMPENSATION OF DIRECTORS

      In 2004, each director of the Company, other than Messrs. Sheaffer and Shope and members of the Bank's Loan Committee, received $10,000 for service on the Board and Board Committees. Members of the Board serving on the Bank's Loan Committee (which met with the most regularity), received $13,500 for all services as a director. Mr. Sheaffer, the Board's Chairman, received $13,500 for all service on the Board and Board Committees. Mr. Shope, the Board's audit committee financial expert, received $13,500 for all services as a director. Directors of the Company are permitted to defer all or part of the fees paid for service on the Company's Board under the Bank's Deferred Compensation Plan that is more fully described beginning on page 13 of this Proxy Statement. Directors Berg and Grafmiller received $1,000, and Directors Child and Franks received $1,200 for service on the Board of Directors of Advantage Finance, Inc., a subsidiary of the Bank.

RELATED TRANSACTIONS

      The Bank has had and expects to continue banking relationships in the ordinary course of business with directors, officers, and principal shareholders of the Company and Bank. These relationships are carried out on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other loan customers and do not involve more than the normal risk of collectibility or present other unfavorable features.

      From time to time in 2004, management of the Bank and Company consulted with Shumaker, Loop & Kendrick, LLP, a law firm located in Toledo, Ohio, for certain legal matters. Director Edwin G. Emerson is a partner with that law firm and Gregory J. Shope, son of Class III Director Michael A. Shope, is an associate with that law firm.

      The Bank uses the services of CentraComm Communications, Ltd. in providing computer network connectivity and security services. Director Lynn R. Child is the Chief Executive Officer of that company. CentraComm Communications, Ltd. received $169,753 for its services to the Bank in 2004.

ELECTION OF DIRECTORS

      The Board of Directors is divided into three classes. The terms of each class expire at successive annual meetings. The term of Class II Directors of the Company expires this year.

      You may vote for up to four nominees to serve as Class II Directors with terms expiring at the 2008 Annual Meeting of Shareholders. The Board proposes the following nominees for election:

      - Daniel E. Berg

      - Lynn R. Child

      - Mark Dillon

      - Kurt D. Kimmel

      The Board of Directors appointed Mr. Kimmel to the Board to fill the vacancy created by the retirement of William E. Ruse from the Board on February 9, 2005. Mr. Ruse generously gave of his time in providing valuable service as a director of the Company and the Bank. We thank him.

      If you return the enclosed proxy form properly executed without an indication that your vote should be withheld for any or all of the nominees, the persons named on the enclosed proxy form will vote your proxy for the election of the above-mentioned nominees for Class II Directors.

      We expect that each nominee for election as a Class II Director will be able to serve if elected. However, if any nominee is unable to serve, proxies will be voted for the remaining nominees and may be voted for substitute nominees that the Board may recommend.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE NOMINEES AS CLASS II DIRECTORS OF THE COMPANY. THE FOUR NOMINEES RECEIVING THE HIGHEST NUMBER OF VOTES AT THE MEETING WILL BE ELECTED AS CLASS II DIRECTORS.

      The Corporate Governance/Nominating Committee of the Board of Directors recommends director candidates to the Board of Directors for nomination. The Committee will investigate and assess the background and skills of potential candidates. The Corporate Governance/Nominating Committee is empowered to engage a third party search firm to assist it in identifying candidates, but the Committee currently believes that the existing directors and executive management of the Company and the Bank have sufficient networks of business contacts to identify candidates. Upon identifying a candidate for serious consideration, one or more members of the Corporate Governance/Nominating Committee would initially interview such candidate. If a candidate merits further consideration, the candidate would subsequently interview with all other Corporate Governance/Nominating Committee members (individually or as a group), meet with the Company's Chairman of the Board of Directors, the Chief Executive Officer and ultimately meet many of the other Directors. The Corporate Governance/Nominating Committee would elicit feedback from all persons who met the candidate and then determine whether or not to recommend the candidate to the Board of Directors for nomination.

      The Corporate Governance/Nominating Committee's charter sets forth criteria for Directors, including the following minimum qualifications: independence (a sufficient number of the Directors must be independent to be available to serve on committees of the Board of Directors the charters of which require director independence); high character and integrity; freedom from conflicts of interest that interfere with the performance of duties as a Director; willingness to devote sufficient time to fulfilling duties as a Director; and the capacity and desire to represent the interests of all shareholders. While the Corporate Governance/Nominating Committee will consider nominating persons recommended by shareholders, it has not actively solicited recommendations from the Company's shareholders for nominees nor established any policy or procedures for this purpose. The Committee has determined that based upon the Company's size and the accessibility of the directors and executive management to the shareholders, no such policy or procedures are presently required. Any nominee suggested by a shareholder would be evaluated using the criteria outlined above and such person would be considered in comparison to all other candidates. The Corporate Governance/Nominating Committee is not obligated to recommend to the Board, nor the Board to nominate any such individual for election.

      Shareholders may also nominate persons for election to the Board of Directors by following the procedures contained in the Company's Code of Regulations. These procedures are discussed in this proxy statement under the section captioned "Shareholder Proposals for Next Annual Meeting."

      The Corporate Governance/Nominating Committee has not hired any director search firm in 2005 and, accordingly, paid no fees to any such company. As indicated above, however, the Corporate Governance/Nominating Committee may do so in the future if necessary.

      Neither the Board nor the Corporate Governance/Nominating Committee has implemented a formal policy regarding director attendance at the Annual Meeting. Typically, the Board holds its annual organizational meeting directly following the Annual Meeting, which results in most directors being able to attend the Annual Meeting. In 2004, all Company Directors attended the Annual Meeting.

INFORMATION RELATING TO NOMINEES AND OTHER DIRECTORS

      The following tables set forth certain information relating to the nominees and other members of the Board of Directors whose terms of office continue after the Meeting. This information includes the age, principal occupation, and beneficial ownership of the Company's voting securities.

                               CLASS II DIRECTORS
                      (NOMINEES FOR TERMS EXPIRING IN 2008)

Name of Director      Age         Principal Occupation         Director       Beneficial Ownership      Percent
                                 During Last Five Years        Since (1)       of Common Stock (2)      of Class
----------------      ---      --------------------------      ---------      --------------------      --------
Daniel E. Berg         50      Area Leader, Tower                1990               4,248(3)               *
                               Automotive,
                               (manufacturer of
                               automotive
                               products) Upper
                               Sandusky/Bluffton,
                               Ohio)

Lynn R. Child          51      Chief Executive Officer,          2002                 550(4)               *
                               CentraComm
                               Communications, Ltd.,
                               (provider of
                               connectivity, web
                               hosting, and other
                               internet related
                               services), Findlay, Ohio

Mark Dillon            51      President, Fairborn               1990               7,216(5)               *
                               U.S.A., (manufacturer of
                               loading dock enclosures),
                               Upper Sandusky, Ohio

Kurt D. Kimmel         47      President, Kimmel                 2005               1,338(6)               *
                               Cleaners, Inc. (commercial
                               and retail laundry and dry
                               cleaning business) Upper
                               Sandusky, Ohio

 * Ownership less than 1% of the class.

(1) Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Company since such date.

(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of March 1, 2005. Participants in the Bank's nonqualified deferred compensation plan have no voting or investment powers for shares held under that plan. Participant holdings under the Bank's nonqualified deferred compensation plan have been rounded down to reflect only whole shares held under that Plan.

(3) Includes 6 shares for which Mr. Berg has shared voting and investment power and 2,498 shares held under the Bank's nonqualified deferred compensation plan.

(4) Includes 450 shares held under the Bank's nonqualified deferred compensation plan.

(5) Includes 3,223 shares held under the Bank's nonqualified deferred compensation plan.

(6) Includes 1,134 shares for which Mr. Kimmel has shared voting and investment power.

                               CLASS III DIRECTORS
                            (TERMS EXPIRING IN 2006)

                                  Principal Occupation         Director       Beneficial Ownership      Percent
Name of Director      Age        During Last Five Years        Since (1)       of Common Stock (2)      of Class
----------------      ---      --------------------------      ---------      --------------------      --------
Hazel D. Franks        84      Retired trucking firm             1985               3,600                   *
                               owner, Upper Sandusky,
                               Ohio

John W. Bremyer        42      Doctor of Podiatric               2004              13,725(3)              1.2%
                               Medicine, Tiffin, Ohio

Richard A.             62      President, R.A. Sheaffer,         1976               6,544(4)                *
Sheaffer                       Inc. (family farming
                               corporation), Morral,
                               Ohio

Michael A. Shope       60      Retired, Former CFO,              2002                  52(5)                *
                               Walbro Corporation
                               (designer and
                               manufacturer of
                               automobile parts),
                               Norwalk, Ohio

*Ownership of less than 1% of the class.

(1) Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Company since such date.

(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of March 1, 2005. Participants in the Bank's nonqualified deferred compensation plan have no voting or investment powers for shares held under that plan. Participant holdings under the Bank's nonqualified deferred compensation plan have been rounded down to reflect only whole shares held under that Plan.

(3) Includes 162 shares for which Dr. Bremyer has shared voting and investment power, 2,475 shares held under the John Henry Bremyer Trust agreement, and 283 shares held under the Bank's nonqualified deferred compensation plan. Dr. Bremyer has no voting or investment power over shares held under this trust and disclaims any beneficial ownership of these shares.

(4) Includes 3,949 shares for which Mr. Sheaffer has shared voting and investment power and 1,749 shares held under the Bank's nonqualified deferred compensation plan

(5) Includes 52 shares held under the Bank's nonqualified deferred compensation plan

                                CLASS I DIRECTORS
                            (TERMS EXPIRING IN 2007)

  Name of                     Principal Occupation      Director    Beneficial Ownership   Percent
  Director              Age   During Last Five Years    Since(1)    of Common Stock (2)    of Class
----------------       ---    ----------------------    --------    --------------------   --------
Edwin G. Emerson        66    Attorney, Partner           1985           3,900(3)             *
                              with Shumaker, Loop &
                              Kendrick, LLP Toledo,
                              Ohio

Deborah J. Grafmiller   54    Appraiser, Co-owner of      1997           1,919(4)             *
                              Certified Appraisal
                              Service, Upper
                              Sandusky, Ohio

Michael A. Mastro       47    President of TLM            1995           2,187(5)             *
                              Management, Inc.
                              (restaurant management
                              company), Marion, Ohio

Douglas C. Smith        62    Retired Executive of        1985           6,212(6)             *
                              Baja Marine Corporation
                              (boat manufacturing
                              firm) Bucyrus, Ohio

*Ownership of less than 1% of the class.

(1) Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Company since such date.

(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of March 1, 2005. Participants in the Bank's nonqualified deferred compensation plan have no voting or investment powers for shares held under that plan. Participant holdings under the Bank's nonqualified deferred compensation plan have been rounded down to reflect only whole shares held under that Plan.

(3) Includes 1,022 shares for which Mr. Emerson has shared voting and investment power and 1,295 shares held under the Bank's nonqualified deferred compensation plan. Mr. Emerson's spouse, Barbara K. Emerson, is the general partner of Myers Properties Limited Partnership (the "Partnership") that owns 67,887 shares of Common Stock of the Company. Mr. Emerson disclaims beneficial ownership of the Partnership shares.

(4) Includes 102 shares for which Ms. Grafmiller has shared voting and investment power and 852 shares held under the Bank's nonqualified deferred compensation plan.

(5) Includes 445 shares for which Mr. Mastro has shared voting and investment power and 1,499 shares held under the Bank's nonqualified deferred compensation plan.

(6) Includes 3,976 shares for which Mr. Smith has shared voting and investment power and 824 shares held under the Bank's nonqualified deferred compensation plan.

                   SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS

       Name of                                                    Beneficial Ownership   Percent of
Director / Management                                             of Common Stock (1)       Class
---------------------                                             --------------------   ----------
Philip W. Kinley, President and CEO                                      14,617(3)            1.2%
All Directors and Executive Officers as a Group (17 persons)(2)          87,079(4)            7.2%

(1) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of March 1, 2005. Participants in the Bank's nonqualified deferred compensation plan have no voting or investment powers for shares held under that plan.

(2)   Includes all executive officers.

(3)   Includes 14,611 shares covered by exercisable options.

(4) Includes 32,283 shares covered by stock options now exercisable or exercisable within the next 60 days. Also includes 12,725 shares held under the Bank's nonqualified deferred compensation plan.

                               EXECUTIVE OFFICERS

The following information is furnished concerning the executive officers of the
Company:

Name               Age   Position and Business Background
----               ---   --------------------------------
Philip W. Kinley    45   Mr. Kinley serves as President and CEO of the Company and Bank, having been appointed in February, 2004. He served as interim President and CEO from
                         October 2003. Prior to that he served as Senior Executive Vice President, having served in that capacity since February 1, 2001. He also has previously served as Vice President of the Company and Vice President and Chief Operations
                         Officer of the Bank. He originally joined the Bank in 1984.

Bruce J. Beck       53   Mr. Beck, an attorney licensed to practice in the States of Ohio and Arizona, currently serves as Senior Vice President, Risk Management, having served in that capacity since July 2002. He is also the Secretary of the Company and originally joined the Company in 1995 as Vice President in charge of the Bank's loan department.

Susan E. Brown      58   Ms. Brown serves as Senior Vice President, Retail Banking, having served in that capacity since July 2002. Prior to assuming her current position, she served as Regional President of the Northern Region of the Bank, having been appointed to that position February 1, 2001. She joined the Bank during 1998 as
                         Vice President of Retail Banking Services. Her prior banking experience covers
                         32 years, including serving as District Retail Manager for Bank One for six years.

John C. Haller      54   Mr. Haller joined the Bank in June 2001 as Vice President and Chief Financial
                         Officer. His prior banking experience covers 25 years, including serving most recently as Chief Financial Officer for Commerce Exchange Bank.

Shawn P. Keller     33   Mr. Keller rejoined the Bank in September, 2001 and serves as Senior Vice
                         President and Chief Lending Officer. He served as Regional President of the
                         Southern Region of the Bank until assuming his current position in July 2002.
                         From 1995 through 1997, he served as a banking center manager and business development officer for the Bank. Prior to rejoining the Bank in September
                         2001, he served as Vice President, Business Banking for Bank One.

Tracy L. Morgan     39   Mr. Morgan serves as President and Chief Executive Officer of Advantage
                         Finance, Inc., a subsidiary of the Bank. He has served as President of
                         Advantage Finance, Inc. since April 2000 and as Chief Executive Officer of that subsidiary since April 2004.  From February 1998 to April 2000 he served as
                         Managing Officer for Advantage Finance, Inc.

Mark D. Udin        34   Mr. Udin serves as Senior Vice President and Chief Information Officer.  Prior
                         to joining the Company in April 2004, Mr. Udin served as Project Manager -
                         Network Services for Jack Henry & Associates, a technology provider for the financial services industry, located in Springfield, Missouri, from 2002 until
                         April 2004; and was an owner in and Chief Information Officer of NexLink
                         Communications, Inc., a broadband services and consulting firm located in
                         Springfield, Missouri from 1999 to April 2004.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee evidenced its completion of and compliance with its duties and responsibilities set forth above through a formal written report dated and executed as of February 9, 2005. The report was submitted to the Board of Directors of the Company at the March 10, 2005 Board of Directors meeting. A copy of that report is set forth below.

February 9, 2005
The Board of Directors
Commercial Bancshares, Inc.

Fellow Directors:

      The Audit Committee conducted oversight activities for Commercial Bancshares, Inc. and its subsidiaries relating to the Company's systems of internal controls for the fiscal year ended December 31, 2004.

      In performance of its duties, the Audit Committee's activities included, but were not limited to the following:

      - Review and discussion of the audited financial statements with Management.

      - Discussion with the independent auditors of the Company and Bank of the matters requiring discussion by Statement on Auditing Standards
            (SAS) No. 61.

      - Received and reviewed written disclosures and a letter from the independent auditors required by Independence Standards Board Standard No. 1, and discussed with the auditors their independence.

      Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommends to the Board of Directors that Commercial Bancshares' audited consolidated financial statements be included in its Annual Report Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Committee also appointed the independent auditor.

Respectfully submitted,
Commercial Bancshares, Inc. Audit Committee

Chairman Michael A. Shope, John W. Bremyer, Mark Dillon, and William E. Ruse
(1).

----------
(1) Mr. Ruse retired as a director on February 9, 2005.

                         PRINCIPAL ACCOUNTING FIRM FEES

      The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2004 and December 31, 2003 by Plante & Moran PLLC, the Company's principal accounting firm for both years.

                                          December 31,
                                      2004              2003
Audit Fees                          $63,500           $23,000
Audit-Related Fees                      -0-               -0-
Tax Fees                              8,500(a)            -0-
All Other Fees                          -0-               -0-
    Total                           $72,000           $23,000
                                    =======           =======

----------
(a) Includes fees for services related to tax compliance and tax planning.

                             EXECUTIVE COMPENSATION

      The Company is providing the following information related to the compensation and benefit programs it provides to executive officers. The information contained in the Summary Compensation and Stock Option tables that follow is disclosed for the Company's Chief Executive Officer. No other executive officer of the Company earned salary and bonus for 2004 exceeding $100,000.

                           Summary Compensation Table

                                                                          Long Term Compensation
                                                                                  Awards
                                                                        ----------------------------
                                                                        Securities
                                    Annual Compensation                 Underlying        All Other
 Name and Principal       ----------------------------------------        Options       Compensation
    Position              Year        Salary ($)(1)       Bonus($)         (#)             ($)(2)
-------------------       ----        -------------       -------       ----------      ------------
Philip W. Kinley,
President and CEO         2004           136,347           10,000           -0-            4,337
                          2003            88,332            6,400           600            2,877
                          2002            80,048            1,267           -0-            2,091

(1)   The salary figure of Mr. Kinley includes salary deferred under the Bank's
      Section 401 (k) Plan, fees for attendance at Board of Director meetings, and Christmas bonus.

(2) The amounts shown in this column for the most recently completed fiscal year for Mr. Kinley were derived from the following figures: (1) contributions by the Bank to its 401(k) Plan: $4,050; (2) the economic benefit of life insurance coverage provided for Mr. Kinley: $145; and (3) the economic value to Mr. Kinley under the Bank's supplemental executive retirement plan: $142.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

      This Plan was adopted in 1995 to provide certain executive officers with annual retirement benefits that will supplement those benefits available under the Bank's qualified retirement plan. The goal of the Plan is to provide participants with benefits initially equaling seventy percent (70%) of the participating executive's final annual pay. The following Pension Plan Table shows the estimated annual benefits payable to the participating executive officer as a single life annuity upon retirement.

                               PENSION PLAN TABLE

FINAL ANNUAL PAY            ESTIMATED ANNUAL GROSS BENEFIT
----------------            ------------------------------
   100,000                             70,000
   125,000                             87,500
   150,000                            105,000
   175,000                            122,500
   200,000                            140,000

      All of a participating executive's salary and bonus is taken into account in calculating final annual pay and benefits under the Plan. Other retirement income of the participant, such as social security and other retirement benefits provided by the Company and Bank, will be applied as offsets, reducing the target benefits derived by calculating the goal percentage. Income related to stock option exercises by a participating executive in the Company's 1997 Stock Option Plan will not be taken into account in calculating benefits under the Plan. Annual benefits are indexed to the financial performance of an insurance policy and are designed to increase each year.

      The following officers currently participate in the Company's Supplementary Executive Retirement Plan:

Name of Executive        Position          Years of Service
-----------------        --------          ----------------
 Philip W. Kinley      President and CEO           20

(1) The figures stated include years of service with the Bank alone until April 13, 1995, and with the Bank and Company since that date.

      Benefits earned under the Plan do not become vested until the 6th year of employment with the Bank. The executive's vesting increases 20 percent annually thereafter, reaching 100 percent vesting after 10 full years of continuous employment. The Bank has purchased life insurance policies on each participating executive that are actuarially designed to offset the annual expenses associated with the Plan. The Bank will, given reasonable actuarial assumptions, completely recover all Plan costs. The participants in the Plan are 100 percent vested.

      The death benefit for each executive is an endorsement of 80% of the net-at-risk life insurance portion of each of the life insurance policies purchased to recover the costs associated with this Plan. For the year 2004, expenses of $1,740 were accrued by the Bank to account for this obligation.

                           DEFERRED COMPENSATION PLAN

      The Bank adopted the Commercial Savings Bank Deferred Compensation Plan, a nonqualified deferred compensation plan, effective as of January 1, 1999. All executive officers and directors of the Bank are eligible to participate. The purpose of the Plan is to permit participating directors and executive officers to voluntarily defer receipt of designated percentages or amounts of their compensation and/or director's fees, and therefore defer taxation of deferred amounts. The deferred compensation is deposited in an irrevocable grantor trust and invested in common stock of the Company. The trustee purchases shares of the Company's common stock on a quarterly basis. The price to be paid per share is the average of the high and low prices of the Company's stock for the month prior to the date of purchase as quoted on the Over-the-Counter Bulletin Board. The trustee attempts to purchase the common stock on the open market at the determined price. Should the trustee be unable to purchase sufficient shares in the open market, authorized but unissued common stock of the Company may be purchased by the trust. Each participating director or executive officer is entitled to receive the value of the shares accumulated by the trustee on their behalf at retirement, death, disability or upon a change in corporate control. In addition, a participating director or executive officer will also be entitled to receive the vested portion of their benefit upon other termination of their service with the Company or in the event of an unforeseen emergency. The benefits are generally paid out in cash, in a single lump sum payment, although a retiring director or executive officer may elect to receive a series of installment payments or an annuity.

                                STOCK OPTION PLAN

      The Shareholders of the Company approved the 1997 Commercial Bancshares, Inc. Stock Option Plan (the "Plan") at the 1997 Annual Meeting of Shareholders. The Plan permits eligible executive officers of the Bank and Company an opportunity to acquire or increase their share ownership in the Company by granting them options to purchase common stock of the Company. No stock options were awarded to Mr. Kinley in 2004.

      The following table sets forth certain information relating to the number and value of exercised and unexercised options.

          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END
                                  OPTION VALUES

                                                   Number of Securities             Value of
                          Shares                        Underlying                Unexercised
                        Acquired                   Unexercised Options        In-The-Money Options
                           on         Value          At Fiscal Year-End         At Fiscal Year-End
                        Exercise     Realized        (#) Exercisable/           ($) Exercisable/
     Name                  (#)         ($)           Unexercisable (1)        Unexercisable (1)(2)
----------------        --------     --------      --------------------       --------------------

Philip W. Kinley,          0          $0.00             14,611 / 600             $37,624 / $2,064
President and CEO

(1) Calculated based on the market value of the Company's common stock at the end of 2004, multiplied by the number of shares covered by in-the-money options, less the total exercise price for such options. Market value was determined using a weighted average of publicly available reported trades of the Company's common stock during December 2004.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board is generally responsible for evaluating the performance of the CEO and other senior executives of the Company and of the Bank, and for determining their compensation levels, including base salaries, incentive compensation and equity-based awards. (The Company is a holding company that owns the Bank, and has no direct employees of its own. The Committee determines the compensation the Bank pays to senior executives of the Company and Bank). The Committee currently consists of three non-employee directors: Richard Sheaffer, Douglas C. Smith, and Daniel Berg. William Ruse was a member of the Compensation Committee during 2004, but resigned from the Committee at the time he retired from the Board in February 2005. During the year ended December 31, 2004, the Compensation Committee met twice.

      The Compensation Committee believes that the three key components of the Company's compensation program should be annual base salaries, annual incentive bonuses, and stock option awards under the Company's 1997 Stock Option Plan. The Company's compensation programs are designed to provide senior executives with compensation opportunities that are comparable to those offered by peer group companies but also provide that a significant portion of executive compensation should be payable in an annual bonus that shall be based principally upon the financial performance of the Company. In determining compensation for the senior executives, the Compensation Committee reviewed and considered a bank compensation survey compiled by Crowe Chizek & Co., LLP as well as additional information from Clark Consulting, which included detailed information on the compensation practices of other community banks of similar size. The Compensation Committee used this data to confirm that the Company's compensation program does not exceed the market range for banks of comparable size within the Company's peer group.

      The Compensation Committee reviews the base salaries of the Bank's senior executives annually, and may adjust these salaries from time to time, as it deems appropriate. The Compensation Committee increased Mr. Kinley's base salary to $135,000 in March 2004 to reflect his appointment by the Board of Directors to the position of President and Chief Executive Officer of the Company. The Compensation Committee increased Mr. Kinley's annual base salary from $135,000 to $139,500 effective January 1, 2005, a 3.3 percent increase, in light of the base salaries paid to CEOs of similarly situated banks. The Compensation Committee also approved an aggregate of $12,000 in salary increases for 2005 to be allocated among the other senior executives. These increases provided an increase consistent with the Company's financial condition, and are needed to keep the compensation levels of the Executive Officers competitive with the pay levels other community banks in the area provide for similar positions.

      Annual bonus payments to the CEO and other senior executives are based on attaining certain financial business objectives of the Company on an annual basis. The receipt and amount of bonuses received in a given year are tied directly to the profitability of the Company in the prior year. If the Company's Return on Average Assets (ROAA) reaches a level specified in advance by the Committee, the awarding of bonuses is then considered. The Compensation Committee approved bonuses of $15,000 for the senior executives for 2004.

      Stock options are granted to particular executive officers and key employees at the discretion of the Board based upon recommendations made by this Committee. The Compensation Committee did not recommend any stock options under the Company's 1997 Stock Option Plan during 2004.

      The Compensation Committee is committed to maintaining a compensation program that appropriately aligns the Company's executive compensation with corporate performance and the interests of its stockholders. The Compensation Committee periodically reviews its program in order to make any further changes it considers necessary to achieve such objectives.

Douglas C. Smith, Compensation Committee Chair
Richard Sheaffer, Compensation Committee Member
Daniel E. Berg., Compensation Committee Member

March 10, 2005

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      In 2004 the Compensation Committee members were Douglas C. Smith, Daniel
E. Berg, William E. Ruse and Richard A. Sheaffer. None of the members of the Board's Compensation Committee is or has been an officer or employee of the Company. In addition, no executive officer of the Company or the Bank serves or has served as a member of the compensation committee or Board of Directors of any other company (other than the Bank) which employs any member of the Company's Board of Directors.

      During the past year, certain members of the Compensation Committee, and one or more of their associates may have been customers of and had loan transactions with the Bank. All loans included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features. It is expected that similar transactions will occur in the future.

                                PERFORMANCE GRAPH

      The following graph compares the yearly percentage change and the cumulative total shareholder return on the Company's stock during the five year period ended December 31, 2004 with the cumulative total return on the Russell 3000 Index, and on two industry indices for banks of comparable size. The industry indices include the SNL $100M-$500M Over-The-Counter Bulletin Board (OTC-BB) and Pink Bank index, and the SNL $500M Bank index. The comparison assumes $100 was invested on January 1, 2000 in the Company's shares and in each of the indicated indices and assumes reinvestment of dividends.

                       COMMERCIAL BANCSHARES, INCORPORATED

                              [PERFORMANCE GRAPH]

                                                                 PERIOD ENDING
                                         --------------------------------------------------------------
               INDEX                     12/31/99   12/31/00   12/31/01  12/31/02   12/31/03   12/31/04
-----------------------------------      --------   --------   --------  --------   --------   --------
Commercial Bancshares,Incorporated        100.00      86.00      88.33    102.10     119.10     124.08
Russell 3000                              100.00      92.54      81.94     64.29      84.25      94.32
SNL $100M-$500M OTC-BB & Pink Banks       100.00      84.53      97.38    116.81     158.66     191.77
SNL < $500M  Bank Index                   100.00      96.47     133.45    170.90     249.47     287.96

SOURCE : SNL FINANCIAL LC, CHARLOTTESVILLE, VA
(C) 2005

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors to file reports of ownership and changes of ownership of Common Stock of the Company with the Securities and Exchange Commission. Officers and directors are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based upon written representations and copies of reports furnished to the Company by its officers and directors, all Section 16 reporting requirements applicable to the Company's officers and directors during 2004 were satisfied on a timely basis with the exception of the following: Mr. Berg, two late reports covering two transactions; Ms. Child, two late reports covering two transactions; Mr. Dillon, two late reports covering two transactions; Mr. Emerson, two late reports covering two transactions; Ms. Grafmiller, two late reports covering two transactions; Mr. Mastro, three late reports covering three transactions; and Mr. Sheaffer, two late reports covering two transactions.

                      DELIVERY OF SECURITY HOLDER DOCUMENTS

      In order to reduce the Company's costs and for your convenience, the Company is mailing one copy of the Company's Annual Report to Shareholders, Proxy Statement, and Notice of Annual Meeting to addresses that are shared by two or more holders of the Company's common stock, unless contrary instructions were received by the Company prior to the mailing of proxy materials. Each account holder at an address is being sent a proxy ballot and return envelope for voting purposes.

      Upon your written or oral request, we will mail you a copy of the Company's 2004 Annual Report to Shareholders, Proxy Statement, and Notice of Annual Meeting. You may write to us at Commercial Bancshares, Inc., 118 South Sandusky Avenue, Upper Sandusky, Ohio 43351, Attention: Shareholder Relations, or contact us by telephone at (419) 294-5781.

      If there are two or more holders of the Company's common stock at your address and you have received multiple copies of the Company's 2004 Annual Report to Shareholders, Proxy Statement, and Notice of Annual Meeting, you may contact us by mail or by telephone as provided above to request that only one copy of the Company's Annual Report to Shareholders, Proxy Statement, and Notice of Annual Meeting be sent to your address in the future.

           RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

      The Audit Committee of the Board of Directors has retained Plante & Moran PLLC ("Plante & Moran") as the Company's independent registered public accounting firm for 2005. A representative of Plante & Moran will be in attendance at the Meeting, will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions from those in attendance.

      Crowe Chizek and Company, LLC, ("Crowe Chizek") Columbus, Ohio reported upon the Company's 2002 financial statements. As a result of stricter requirements imposed by the Sarbanes-Oxley Act of 2002, in April 2003, Crowe Chizek declined to be reappointed as the Company's independent auditors for 2003 so that the Company could continue to engage Crowe Chizek to provide internal auditing and other non-audit services to the Company. On April 9, 2003, the Company engaged Plante & Moran to report on its annual financial statements. This change was approved by the Audit Committee of the Board of Directors.

      During the fiscal years 2001 and 2002, and during the subsequent period through March 31, 2003, there were no disagreements between the Company and Crowe Chizek that, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in their report. During this same period, the Company did not consult with Plante & Moran with respect to the application of accounting principles to a specified transaction or regarding any other matters or events.

      The services performed by Plante & Moran in 2003 and 2004 were pre-approved in accordance with pre-approval policies and procedures established by Company's Audit Committee. These policies describe the permitted audit and non-audit services that this firm may perform. They require that at the beginning of each fiscal year a description of the services expected to be performed in the following fiscal year be presented to the Audit Committee for approval.

                                VOTING PROCEDURES

      All votes will be tabulated by the inspectors of election appointed for the Meeting. The presence in person or by proxy of a majority of the outstanding common shares of the Company entitled to vote at the meeting constitutes a quorum at the Meeting. Abstentions and broker nonvotes will be counted for purposes of determining the presence of a quorum.

      The four nominees for director who receive the largest number of votes cast "For" will be elected as directors. Shares represented at the Meeting in person or by proxy but withheld or otherwise not cast for the election of directors will have no impact on the outcome of the election of directors.

                                 OTHER BUSINESS

      Management of the Company does not know of any other business that may be presented at the Meeting. If any matter not described herein should be presented for Shareholder action at the Meeting, the persons named in the enclosed form of proxy shall vote the shares represented thereby in accordance with their best judgment.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR 2004 WILL BE PROVIDED TO YOU, WITHOUT CHARGE, UPON WRITTEN REQUEST. TO OBTAIN A COPY PLEASE WRITE TO STEPHANIE OGG, SHAREHOLDER RELATIONS, COMMERCIAL BANCSHARES, INC., 118 SOUTH SANDUSKY AVENUE, UPPER SANDUSKY, OHIO 43351.

             SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      The Company and Board of Directors welcome communication from shareholders and other interested persons. Communications may be made by writing to the Chairman of the Board, c/o Bruce J. Beck, Corporate Secretary, Commercial Bancshares, Inc., 118 S. Sandusky Avenue, Upper Sandusky, Ohio 43351. A copy of the written communications will also be forwarded to the Company's CEO. If the Chairman and CEO determine that such communications are relevant to the Company's operations and policies, such communications will be forwarded to the proper committee of the Board of Directors, or to the entire Board of Directors.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

      Shareholders may submit proposals appropriate for shareholder action at the Company's Annual Meeting consistent with the regulations of the Securities and Exchange Commission. For proposals to be considered for inclusion in the Proxy Statement for the 2006 Annual Meeting, they must be received by the Company no later than November 19, 2005. Such proposals should be directed to Commercial Bancshares, Inc., Attention: Bruce J. Beck, Senior Vice President and Secretary, 118 South Sandusky Avenue, Upper Sandusky, Ohio 43351. Any shareholder who intends to propose any other matter to be acted upon at the 2006 Annual Meeting of Shareholders must inform the Company not later than February 2, 2006. If notice is not provided by that date, the persons named in the Company's proxy for the 2006 Annual Meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2006 Annual Meeting.

      In order to make a director nomination at a shareholder meeting it is necessary that you notify Commercial Bancshares, Inc. no fewer than 45 nor more than 90 days in advance of the meeting. In addition, the notice must meet all other requirements contained in the Company's Code of Regulations.

      A copy of the Company's 2004 Annual Report is being delivered with this Proxy Statement.

By Order of the Board of Directors

/s/ Bruce J. Beck

Bruce J. Beck
Secretary

Dated March 17, 2005

TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

                           COMMERCIAL BANCSHARES, INC.
                            118 SOUTH SANDUSKY AVENUE
                           UPPER SANDUSKY, OHIO 43351

             PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 13, 2005. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned, having received notice of the Annual Meeting (the "Meeting") of Shareholders of Commercial Bancshares, Inc., an Ohio corporation (the "Company"), to be held at 4:30 p.m. local time on Wednesday, April 13, 2005, hereby designates and appoints Hazel D. Franks, Deborah J. Grafmiller, Douglas
C. Smith, and each of them with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, without par value, of the Company held of record by the undersigned on February 18, 2005, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before the Meeting or any adjournment thereof.

      ELECTION OF DIRECTORS. To elect the following four (4) nominees as Class II Directors: DANIEL E. BERG, LYNN R. CHILD, MARK DILLON, AND KURT D. KIMMEL.

           __________________FOR ALL NOMINEES (EXCEPT AS MARKED BELOW)

           __________________WITHHOLD AUTHORITY FOR ALL NOMINEES

IF YOU WISH TO WITHHOLD AUTHORITY FOR INDIVIDUAL NOMINEE(S), ENTER THE NAME(S) ON THIS LINE:___________________________________________________________________

      THE BOARD OF DIRECTORS AND MANAGEMENT UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE NAMED NOMINEES.

      THIS PROXY WILL BE VOTED (1) AS DIRECTED ON THE MATTERS LISTED ABOVE; (2) IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION WHERE A CHOICE IS NOT SPECIFIED; AND (3) IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting and voting in person. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.

      Please sign the Proxy as your name appears on your stock certificate(s). JOINT OWNERS SHOULD EACH SIGN PERSONALLY. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title as such.
                              Dated: ____________________________________

                              ___________________________________________
                              Printed Name of Shareholder

                              ___________________________________________
                              Signature of Shareholder

                              ___________________________________________
                              Signature of Shareholder (if held jointly)

               PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY.